SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             April 17, 2002
                                                       ------------------------



                                  E-LOAN, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                        001-25621                  77-0460084
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 (State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)



     5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA                94568
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       (Address of Principal Executive Offices)                   (Zip Code)



                                 (925) 241-2400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On April 17, 2002, E-LOAN, Inc. (the "Company") issued a press release announcing that The Charles Schwab Corporation, an existing shareholder, had converted its outstanding $5,000,000 convertible note into 4,716,981 shares of the Company's common stock. A copy of this press release is attached as Exhibit
99.1 to this Report and is incorporated herein by reference.


ITEM 7.  EXHIBITS

Exhibit No.    Description

99.1           Press Release dated April 17, 2002, entitled "E-LOAN, Inc.
               Announces Conversion of Note Held by The Charles Schwab Corporation."




                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                          E-LOAN, INC.


Date:  April 19, 2002                     By:   /S/  Matthew Roberts
       --------------                        -----------------------------------
                                             Matthew Roberts
                                             Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit No.      Description
    -----------      -----------

      99.1           Press Release dated April 17, 2002, entitled "E-LOAN, Inc.
                     Announces Conversion of Note Held by The Charles Schwab Corporation."